Exhibit 10.3

SWAP TRANSACTION CONFIRMATION

To:	Roanoke Gas Company ("Counterparty")
Attention:	Tim Mulvaney
Phone:
Email:	tim_mulvaney@rgcresources.com

From:	Pinnacle Bank ("Pinnacle")
Attention:	Jim Dorwaldt
Phone:	205-868-6474
Email:	JimDorwaldt@Synovus.com

Reference:	DPI820492
Unique Transaction Identifier (UTI):	549300CDOC4F7XSRG390820492
Unique Product Identifier (UPI):	QZF25J67LDS9
Date:	June 02, 2026

Dear Sir / Madam,

The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the transaction ("Transaction") entered into between Pinnacle Bank and Roanoke Gas Company.

This Confirmation incorporates, is subject to and governed by, the 2021 ISDA Interest Rate Derivatives Definitions (the "Swap Definitions"), the ISDA Non-ECP Guarantor Exclusionary Terms (the "Exclusionary Terms"), and the ISDA ECP Guarantor Keepwell Terms (the "Keepwell Terms"), in each case, as published by the International Swaps and Derivatives Associations, Inc. ("ISDA"). Any terms used and not otherwise defined in this Confirmation that are contained in the Swap Definitions shall have the respective meanings specified therein (without any regard to any amendments thereto after the date of this Confirmation). In the event of any inconsistency between the provisions of the Confirmation and the Swap Definitions, this Confirmation will prevail.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Notional Amount:	15,000,000.00

Term:
Trade Date:	June 2, 2026
Effective Date:	August 20, 2026
Termination Date	August 20, 2029

Fixed Amounts:
Fixed Rate Payer:	Counterparty
Period End Dates:	Monthly on the 1st of the month, commencing September 1st, 2026 through and including the Termination Date, subject to No Adjustment
Payment Dates:	Monthly on the 1st of the month, commencing September 1st, 2026 thorough and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention
Business Day Convention:	Following
Business Day:	New York
Fixed Rate:	5.13000%
Fixed Rate Day Count Fraction:	ACT/360

Floating Amounts:
Floating Rate Payer:	Pinnacle
Period End Dates:	Monthly on the 1st of the month, commencing September 1st, 2026 through and including the Termination Date, subject to No Adjustment
Payment Dates:	Monthly on the 1st of the month, commencing September 1st, 2026 thorough and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention
Business Day Convention:	Following
Business Day:	New York
Floating Rate for initial Calculation Period:	TBD
Floating Rate Option:	USD-SOFR CME Term
Designated Maturity:	1 Month
Spread:	1.00000%
Floating Rate Day Count Fraction:	ACT/360
Floating Rate determined:	Two U.S. Government Securities Business Day(s) prior to each Reset Date
Reset Dates:	The first day of each Calculation Period
Method of Averaging:	Not Applicable
Compounding:	Not Applicable

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	Pinnacle
Payments to Pinnacle:	Standard Settlement Instructions
Payments to Counterparty:	Standard Settlement Instructions

Eligibility:

Each party represents that it is an "eligible contract participant" within the meaning of the Commodity Exchange Act (7 U.S.C. § 1 et sec), as amended.

Documentation:

The Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Pinnacle and Counterparty dated as of September 24, 2021, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the ISDA Master Agreement will govern this Confirmation except as expressly modified herein. Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this confirmation and returning it to us.

Very truly yours,

Pinnacle Bank

By:	/s/ James Dorwaldt
James Dorwaldt
Derivatives Manager
Pinnacle Bank

Accepted and Confirmed as of date first written above:

Roanoke Gas Company, a Virginia corporation

By:	/s/ Timothy J. Mulvaney
Tim Mulvaney
Authorized Signer